UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2022

PHIO PHARMACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36304	45-3215903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

257 Simarano Drive, Suite 101

Marlborough, Massachusetts 01752

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 767-3861

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class of securities:	Trading Symbol(s):	Name of exchange on which registered:
Common Stock, par value $0.0001	PHIO	The NASDAQ Capital Market

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of April 27, 2022, the Board of Directors (the “Board”) of Phio Pharmaceuticals Corp. (the “Company”) increased the size of the Board to eight members and appointed Patricia A. Bradford, former Senior Vice President Global Human Resources, Unisys Corporation, to serve on the Board until the 2022 annual meeting of stockholders. At this time, Ms. Bradford has not been appointed to serve on any committee of the Board.

In connection with Ms. Bradford’s appointment to the Board, Ms. Bradford will enter into the Company’s standard form of indemnification agreement. Pursuant to the terms of the indemnification agreement, the Company may be required, among other things, to indemnify Ms. Bradford for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by her in any action or proceeding arising out of her service on the Board. In addition, Ms. Bradford will receive standard compensation and equity awards available to non-employee directors of the Company. The Company’s non-employee director compensation program is described in the “Director Compensation” section of the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2021.

There are no arrangements or understandings between Ms. Bradford and any other persons, pursuant to which she was appointed to the Board. There are no current or proposed transactions between the Company and Ms. Bradford or her immediate family members that would require disclosure under Item 404(a) of Regulation S-K promulgated by the SEC.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 27, 2022, the Board amended the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”), effective immediately. Section 2.1 of the existing Bylaws has been amended to provide that the number of directors of the Company shall be fixed solely by resolution of the Board adopted from time to time by a majority of the directors then in office. The Bylaws previously provided that the number of directors of the Company shall not be less than two and not more than seven.

The foregoing description is qualified in its entirety by the Bylaws, set forth as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Phio Pharmaceuticals Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHIO PHARMACEUTICALS CORP.

Date: May 2, 2022	By:	/s/ Gerrit Dispersyn
Gerrit Dispersyn President and Chief Executive Officer

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